SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 6, 2001
(Date of earliest event reported)




                           Residential Asset Securities Corporation
                    (Exact name of registrant as specified in its charter)


Delaware                         333-52088                        51-0362653
--------                         ---------                        ----------
(State or Other Juris-          (Commission                 (I.R.S. Employer
diction of Incorporation)      File Number)                Identification No.)



       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------




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                                       -2-

Item 5.        Other Events.


               On or about June 7, 2001, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Pass-Through Certificates, Series 2001-KS2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2001, among the Registrant, Residential Funding Corporation, a Master Servicer, and Chase Manhatten Bank, as Trustee.

               In  connection  with the  expected  sale of the  Series  2001-KS2
        Certificates, the Registrant has been advised by JP Morgan Securities Inc. and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain collateral information with respect to the Underwritten Certificates (the "Certificates") underlying the proposed offering of the Certificates (the "Certificates"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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                                       -3-


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                          ITEM 601(A) OF
                          REGULATION S-K
       EXHIBIT NO.          EXHIBIT NO.                        DESCRIPTION
       -----------          -----------                        -----------
            1                   99                       Collateral Term Sheets



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                                 -4-

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET SECURITIES
                                                   CORPORATION

                                                   By: /s/ Julie Steinhagen
                                                   Name:Julie Steinhagen
                                                   Title:Vice President




Dated: June 7, 2001


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                                       -5-

EXHIBIT INDEX


            Item 601 (a) of      Sequentially
Exhibit     Regulation S-K       Numbered
Number      Exhibit No.          Description                Format
-------     -----------          ------------------         ----------


1              99            Collateral Term           Filed Electronically
                             Sheets


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                                       -6-


                                    EXHIBIT 1



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